Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 84 to Registration Statement No. 002-74452 on Form N-1A of our report dated February 17, 2017, relating to the financial statements and financial highlights of BlackRock Basic Value V.I. Fund, BlackRock Capital Appreciation V.I. Fund, BlackRock Equity Dividend V.I. Fund, BlackRock Global Opportunities V.I. Fund, BlackRock High Yield V.I. Fund, BlackRock International V.I. Fund, BlackRock Advantage Large Cap Core V. I Fund (formerly known as BlackRock Large Cap Core V.I Fund), BlackRock Large Cap Focus Growth V.I. Fund (formerly known as BlackRock Large Cap Growth V.I. Fund), BlackRock Advantage Large Cap Value V.I. Fund (formerly known as BlackRock Large Cap Value V.I. Fund), BlackRock Managed Volatility V.I. Fund, BlackRock Government Money Market V.I. Fund, BlackRock S&P 500 Index V.I. Fund, BlackRock Total Return V.I. Fund, BlackRock U.S. Government Bond V.I. Fund, BlackRock Advantage U.S. Total Market V.I. Fund (formerly known as BlackRock Value Opportunities V.I Fund), BlackRock iShares Dynamic Fixed Income V.I. Fund, and BlackRock iShares Equity Appreciation V.I. Fund, and the consolidated financial statements and consolidated financial highlights of BlackRock Global Allocation V.I. Fund, BlackRock iShares Alternative Strategies V.I. Fund, and BlackRock iShares Dynamic Allocation V.I. Fund, constituting the BlackRock Variable Series Funds, Inc. (collectively, the “Company”), appearing in the Annual Report on Form N-CSR of the Company, for the year ended December 31, 2016, and to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” in the Prospectuses and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania

May 2, 2017